

PD-1 Agonist (Rosnilimab) R&D Event

Wednesday, Oct. 25, 2023

1:15pm PT/4:15pm ET

AnaptysBio

Forward looking statement

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of initiation of the Company's clinical trials, including rosnilimab's clinical trial and in ulcerative colitis; the timing of the release of data from the Company's clinical trials, including rosnilimab's Phase 2b clinical trial in rheumatoid arthritis and rosnilimab's Phase 2 clinical trial in ulcerative colitis; the timing of ANB033's IND filing; whether any of the Company's product candidates will be best in class or are optimized; the potential to receive any additional royalties from the GSK collaboration; the Company's ability to find a licensing partner for imsidolimab or etokimab and the timing of any such transaction; and the Company's projected cash runway. Statements including words such as "plan," "continue," "expect," or "ongoing" and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company's actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company's ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company's ability to fund development activities and achieve development goals, the company's ability to protect intellectual property and other risks and uncertainties described under the heading "Risk Factors" in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

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Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	**Dan Faga** **Chief Executive Officer**
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

Developing best-in-class immune cell modulators to restore immune balance across autoimmune & inflammatory diseases

Immune Cell Modulators			Cytokine Antagonists (legacy programs for out-licensing)
Rosnilimab (PD-1 agonist) P2b in Rheumatoid Arthritis P2 in Ulcerative Colitis	**ANB032** (BTLA agonist) P2b in Atopic Dermatitis	**ANB033** (CD122 antagonist) IND-enabling	**Imsidolimab** (IL-36R) P3 in GPP **Etokimab** (IL-33) P2b/3-ready in Epithelial-driven diseases

Potential development in additional diseases areas across dermatology, gastroenterology and rheumatology

Research-driven

Preclinical pipeline of immunology targets

Strong capital position

Cash runway to YE 2026

GSK immuno-oncology financial collaboration

Significant royalty potential

Immune cell modulator development plan: initiation of three P2 trials across three therapeutic areas

Antibody Program	Therapeutic Indication	Development Stage and Anticipated Milestones				
		Lead Optimization	IND Enabling	Phase 1	Phase 2	Phase 3
Rosnilimab (PD-1 agonist)	**Rheumatoid Arthritis**				**P2b initiated Q3 2023** **Top-line data mid 2025**	
	Ulcerative Colitis				**Ph2 initiation Q4 2023** **Top-line data H1 2026**	
ANB032 (BTLA agonist)	**Atopic Dermatitis**				**P2b initiated Q2 2023** **Top-line data YE 2024**	
ANB033 (CD122 antagonist)	**Inflammatory Diseases**		**IND submission H1 2024**			

PD-1+ T cells are prevalent in inflamed tissue and periphery in RA and UC


CD3+
T cells
PD-1+
T cells
Rheumatoid arthritis:
Synovial tissue
Ulcerative colitis:
Lamina propria


% PD-1+ T cells in inflamed tissue
100
75
50
25
0
RA
Synovial tissue
UC
Lamina propria

In systemic inflammatory diseases, a **multiple fold increase of PD-1+ T cells** is observed in periphery compared to healthy controls[1]

- **~1.5x in RA**
- **~2x in UC**

Adapted from Nguyen et al, Human Pathology (2022) 126, 19e27; Guo et al, PLoS One 2018; 13(2): e0192704. Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481. 1. Murray-Brown et al, RMC Open, 2022, Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481.

PD-1+ T cells are prevalent in inflamed tissue and periphery in RA and UC, but lacking in AA



CD3+ T cells
PD-1+ T cells
Rheumatoid arthritis:
Synovial tissue
Ulcerative colitis:
Lamina propria



% PD-1+ T cells in inflamed tissue
100
75
50
25
0
RA Synovial tissue
UC Lamina propria
AA Hair follicle

In systemic inflammatory diseases, a **multiple fold increase of PD-1+ T cells** is observed in periphery compared to healthy controls[1]

- **~1.5x in RA**
- **~2x in UC**
- **Not increased in AA**

Adapted from Nguyen et al, Human Pathology (2022) 126, 19e27; Guo et al, PLoS One 2018; 13(2): e0192704. Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481. 1. Murray-Brown et al, RMC Open, 2022, Shi et al. (2023), PeerJ, DOI 10.7717/peerj.15481.

Checkpoint agonists "hit the brakes" to restore immune balance



Checkpoint receptors (e.g., PD-1)
Immune cells (e.g., T cells)
Treat inflammation:
Down-regulate immune cells

Rosnilimab targets PD-1+ T cells through 3 MOAs:

1. Deplete PD-1^{high} Teff cells
2. Deplete PD-1^{high} Tfh/Tph cells
3. Agonize PD-1^{int} Teff cells

Rosnilimab's membrane-proximal binding epitope results in best-in-class potency vs. Lilly's PD-1 agonist

Teff=T effector cells; Tph cells=Peripheral helper cells; Tfh cells=Follicular helper cells.

Rosnilimab's impact in inflamed tissue and periphery has potential to deliver differentiated efficacy and safety

Rosnilimab's impact on T cells	**Reduce PD-1^{high} Teff cells**	**Reduce PD-1+ T cell activation**	**Reduce PD-1^{high} Tfh/Tph cells**
Immunologic outcomes	Reduce T cell migration, proliferation & cytokine secretion		Reduce plasma cell generation & autoantibody levels

Relevant Approved Treatments[1]

- HUMIRA adalimumab (TNF)
- ACTEMRA tocilizumab (IL-6)
- ORENCIA (abatacept) (CD-80)
- Entyvio vedolizumab (α4β7)
- ZEPOSIA (ozanimod) (S1P)

These treatments only target a subset of the immunologic outcomes driven by rosnilimab

[1]Other efficacious treatments have less specific MOAs causing safety liabilities, including Rinvoq (JAKs), Rituxan (broad B cell depleter), Lemtrada (broad lymphocyte depleter)

Rosnilimab has potential to treat wide range of systemic inflammatory diseases, including RA and UC

Rheumatoid arthritis:

~500,000 patients
>$10bn U.S. sales in "post TNF" market[1]

20-25% cycle
all treatment classes
not achieving low disease activity[2]

Ulcerative colitis:

~100,000 patients
>$6.5bn U.S. sales, excluding TNF, market[3]

1/3 to 1/2 relapse
within 1 year following
remission on induction therapy[4]

Large commercial markets

- Biologic experienced patients

Standard of care is insufficient

- RA (Post TNF): ~20–35% ACR50
- UC: ~25-30% clinical remission induction

Significant room to differentiate

- Drive deeper responses across broader patient population
- Restore immune balance

1. Expected by 2028 (Evaluate 29 Nov 2022); 2. Market research conducted by Ambit in 2022; 3. Expected by 2028 (Evaluate 21 Aug 2023); 4. Phase 3 registrational data from product labels

Rosnilimab targets PD-1+ T cells broadly impacting pathogenic drivers of autoimmune & inflammatory diseases

PD-1 agonists deplete and agonize PD-1+ T cells, in both inflamed tissue and the periphery

Rosnilimab, a best-in-class PD-1 agonist, reduces T cell migration, proliferation & cytokine secretion and reduces plasma cell generation & autoantibody levels

Translational and clinical data support Rosnilimab's potential for deep responses across heterogenous patient populations while restoring immune balance in RA and UC

RA: global Phase 2b trial initiated Q3:23 with top-line data mid:25
UC: global Phase 2 trial initiating Q4:23 with top-line data H1:26

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	**Martin Dahl, Ph.D.** **Senior Vice President, Research**
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

PD-1 expressed preferentially on activated Teff and Tfh/Tph cells mediating autoimmune pathology



PD-1high Teff
PD-1int Teff

Teff (effector)

- In response to stimulation, become highly activated (PD-1^{high}) or moderately activated (PD-1^{int})
- Secrete inflammatory cytokines, cause tissue damage and perpetuate inflammatory cycle



PD-1high Tfh/Tph

Tfh (follicular helper)
Tph (peripheral helper)

- Secrete CXCL13 and IL-21 which recruit and mature B cells into "autoantibody secreting" plasma cells
- Are PD-1^{high}



PD-1high Tfh
Ig
Plasma cell
Ig
Ig
PD-1int Teff
Generation
PD-1high Tfh
B cell
FDC
CXCL13
IL-21
PD-1high Tfh
Tfh differentiation to Tph
CXCL13
IL-21
PD-1high Tph
Type I Interferon
Migration
PD-1int Teff
PD-1high Teff
CXCL13
IL-21
PD-1high Tph
PD-1high Teff
PD-1high Teff
PD-1high Tph
CXCL13
Plasma cell
PD-1high Teff
Proliferation & inflammatory cytokine secretion
PD-1int Teff
Cytokines (eg, IFN-γ, IL-6, IL-13)
Lymphoid tissues
Periphery
Inflamed tissue

Adapted from Akiyama et al, Ann Rheum Dis, 2023.

Rosnilimab depletes and agonizes PD-1+ T cells targeting multiple drivers of disease pathogenesis



Pathogenic driver
MoA
Impact on T cells
Immunologic Outcome
PD-1^{high} Teff
PD-1^{high} Teff
IFN-γ, IL-6, IL-13
Deplete PD-1^{high} Teff
X
Reduce T cell migration, proliferation and cytokine secretion
PD-1^{int} Teff
PD-1^{int} Teff
IFN-γ, IL-6, IL-13
Agonize PD-1+ inhibitory receptor
PD-1^{int} Teff
IFN-γ, IL-6, IL-13
PD-1^{high} Tfh/Tph
PD-1^{high} Tfh/Tph
B cell
CXCL13
IL-21
Plasma cell
Deplete PD-1^{high} Tfh/Tph
X
B cell
Plasma cell
Reduce plasma cell generation and autoantibody levels
= PD-1^{high} (high activation)
= PD-1^{int} (moderate activation)
= PD-1^{int} (lower activation)

Rosnilimab restores immune balance bringing T cell composition to a less activated state

PD-1 expression on both CD4 and CD8 T cells correlates with activation state

Rosnilimab targets only a small proportion of T cells

In healthy volunteers:

- Deplete PD-1^{high} T cells: ~5-8% of total T cells
- Agonize remaining PD-1^{int} T cells: ~15% of total T cells



Pre-treatment
Rosnilimab Day 15
PD-1+ T cells
PD-1high
PD-1int
PD-1neg
depletion
agonism
CD3



Illustrative T cell composition change
Pre-treatment
Rosnilimab Day 15
PD-1high
PD-1int
PD-1neg
less activated state
PD-1int
PD-1neg
Treg PD-1high
Treg PD-1int
Treg PD-1neg
PD-1neg
PD-1neg

Data illustrative, based on Phase 1 data from healthy volunteer study. Data on file with Anaptys.

Rosnilimab optimizes PD-1+ T cell inhibitory signaling by enabling tight immune synapse formation



Dendritic cell
CD80/86
MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
SHP2
P
PD-1
T cell Activation
T cell

Functional assay of antagonism or agonism[1]



Blocking activity
Agonist activity
#1
#1, 2
#5
4
#(1), 6, 7
#7
#6, 8
Lilly epitope
Rosnilimab epitope
100
50
0
0
25
50
75
IL-2 (% of reversal)
IL-2 (% of inhibition)



Rosnilimab
Lilly PD-1 agonist
PD-L1 epitope
Rosnilimab
Lilly PD-1 agonist

"A shared feature of agonist mAbs is recognition of the membrane-proximal extracellular region…" and "…activity depends on Fc receptor–supported crosslinking"

Suzuki, et al. 2023

1.Adapted from Suzuki et al., Sci. Immunol. 8, eadd4947 (2023).

Rosnilimab's membrane-proximal binding epitope results in best-in-class potency vs. Lilly's PD-1 agonist

		Rosnilimab (IgG1k Fc)	Lilly (IgG1k Fc)
Structural characteristics	Membrane-proximal epitope	✓	✗
	PD-1 binding properties	✓	✓
	Fc receptor binding affinity	✓	✓
Functional outputs	Depletion ($PD\text{-}1^{high}$)	✓	Decreased
	Agonism ($PD\text{-}1^{int}$)	✓	Decreased

Rosnilimab demonstrates potent depletion and agonism at clinically relevant concentrations

Depletion
(NK cell-mediated ADCC)[1]


% PD1+ T cells
(normalized to Isotype)
100
75
50
25
0
0
0.1
1
10
100
Antibody (nM)
Clinical range
*
**
****

Agonism
(DCs + total T cells; no ADCC)[2]


% Proliferating T cells
(normalized to isotype)
100
75
50
25
0
0
0.1
1
10
100
Antibody (nM)
Clinical range
*
****
Isotype control
Lilly PD-1 agonist
Rosnilimab

[1] Healthy donor T cells + NK cells (1:5 ratio) + antibody in in-vitro ADCC assay, representative data from N=5 donors.
[2] Healthy donor purified DCs + autologous total T cells stimulated with anti-CD3, cultured for 3 days for assessment of T cell proliferation
Two-way ANOVA. Tukey's multiple comparison test. ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05.

Rosnilimab is optimized for two MOAs: depletion and agonism of PD-1+ T cells in both inflamed tissue and periphery

PD-1 expressed preferentially on activated Teff and Tfh/Tph cells mediating autoimmune and inflammatory pathology

Rosnilimab restores immune balance bringing T cell composition to a less activated state

Rosnilimab's membrane-proximal binding epitope and Fc receptor binding affinity enables formation of a tight immune synapse resulting in best-in-class potency

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	**Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco**
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

RA Treatment Landscape 2023

JONATHAN GRAF, M.D.
PROFESSOR OF MEDICINE, UCSF
DIRECTOR, UCSF RA COHORT
DIVISION OF RHEUMATOLOGY, ZUCKERBERG SAN FRANCISCO GENERAL

Treat to target approach for early RA: 2023

- Start methotrexate
  - Initiate long term therapy with an agent shown to retard radiographic progression
- If low disease activity target is not achieved, add an b-DMARD (usually anti-TNF agent) or a combination of cs-DMARDs
- If disease remains active, ascend the pyramid of therapies until at disease activity target
- Even with T2T strategy, goal of remission is achieved in less than 60% of RA patients


3rd
Second
Line B-DMARD
MTX + Anti-TNF
MTX+cs-DMARDs
Methotrexate

Choice of RA therapy: Not always obvious


THE RA WHEEL OF EMPIRIC THERAPY*
Methotrexate
Hydroxychloroquine
Sulfasalazine
Prednisone
TNF inhibition
Rituximab
Abatacept
Tocilizumab

RA is a heterogeneous disease

No standard biomarker to predict which therapy best for which patient

RA therapeutic landscape is often riddled with trial and error

Costly in terms of money, toxicity and delay in reaching T2T goals

(Courtesy James O'Dell, MD)

Rheumatoid Arthritis: The ideal treatment landscape

Cs-DMARDs:
MTX; LEFL

B-DMARDs:
Anti-TNFs
T-cell co-stim blockade
Anti-IL6R



B-DMARDs:
B-cell depleting therapies

Ts-DMARDs:
JAKibs

Actual treatment landscape: State of RA treatment in real-world cohort: Poitiers, France 2007-2015

Larid et al.. Sci Rep 12, 2563 (2022).





Inclusion
2009
2015
69 PATIENTS (32.1%)
146 PATIENTS (67.9%)
47 PATIENTS (68.1%)
22 PATIENTS (31.9%)
122 PATIENTS (83.6%)
24 PATIENTS (16.4%)
71 PATIENTS (33.0%)
144 PATIENTS (67.0%)
54 PATIENTS (76.1%)
17 PATIENTS (23.9%)
74 PATIENTS (51.4%)
70 PATIENTS (48.6%)
REMISSION 124 PATIENTS (57.7%)
NOT IN REMISSION 91 PATIENTS (42.3%)
ANTI-TNF → ABA/Ritux → Toci → JAKibs
Remission DAS 28 < 2.6
Not in Remission DAS 28 ≥ 2.6

Objective: to evaluate the remission rate and the maintenance of remission in patients with RA after 7-years follow-up in "real life" conditions, during a period encompassing T2T emergence.

Real world 8-year survival rates: Anti-TNF therapy 2000-2015

Papadopoulos et al. Rheumatology Advances in Practice, Volume 3, Issue 1, 2019



ACR 20 in RA patients
ACR 50 in RA patients
ACR 70 in RA patients
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
.... 1 year .... 2 years .... 4 years .... 6 years .... 8 years
infliximab
adalimumab
etanercept



Main Therapy (biological agents)
infliximab
adalimumab
etanercept
Survival
1,0
0,8
0,6
0,4
0,2
0,0
1st 2nd 3rd 4th 5th 6th 7th 8th
Time in years
38%
Adalimumab

Real world is not a clinical trial: RA is a life-long disease

Current B-DMARDs do not cure RA: *Attempting to taper TNFis:* The ARCTIC REWIND TNFi Trial

Lillegraven S, et al. Ann Rheum Dis 2023;0:1–10. doi:10.1136/ard-2023-224476

	Tapering TNFi	Stable TNFi	Risk difference (95% CI)
Primary analysis[a]	27/43 (63%)	2/41 (5%)	58% (42%,74%)
Additional analyses of primary outcome			
Randomised and initiated therapy[b]	28/47 (60%)	4/45 (9%)	51% (34%,67%)
csDMARD comedication[c]	22/38 (58%)	2/38 (5%)	53% (35%,70%)



−20 0 20 40 60 80
Favors
Tapering TNFi
Stable TNFi



A Cumulative flares
Per cent of patients
0
20
40
60
0
4
8
12
Months
HR (95% CI): 22 (5,94)
No. at risk
Tapering TNFi 43 42 39 28 22 19 16
Stable TNFi 41 41 41 41 41 41 41


Rheumatoid arthritis

OPEN ACCESS

CLINICAL SCIENCE

Effect of tapered versus stable treatment with tumour necrosis factor inhibitors on disease flares in patients with rheumatoid arthritis in remission: a randomised, open label, non-inferiority trial

ABSTRACT

WHAT IS ALREADY KNOWN ON THIS TOPIC

WHAT THIS STUDY ADDS

PD-L1 is a central nodal point regulating T cell activity



. Genetic Factors
. Environmental Factors
. Smoking, Bacteria and Virus
. Autophagy
Peptide Citrullination
(PAD4)
Resting macrophage
CD80/CD86
CD28
Dendritic cell
Naive T-cell
Th1
MHC II
TCR
PD-L1.
PD-1
Autophagy
PD-1high Tfh/Tph
PD1
Activated T-cell
B-cell
CD40/CD40L
Activated macrophage

Resetting the immunologic thermostat: Potential to down-regulate multiple pathways



. Genetic Factors
. Environmental Factors
. Smoking, Bacteria and Virus
. Autophagy
Peptide Citrullination
(PAD4)
PD-1high
Tfh/Tph
PD1
Autophagy
PD-L1 PD-1
Resting macrophage
Activated macrophage
Collagen Degrading Enzyme
MMP
TNFα IL-1 IL-17
IL-1
Autoantibody
Anti-Carb
Anti-PAD4
Anti-BRAF
Anti-RA33
RF
ACPA
Osteoclast
RANK
RANK-L
TNFα IL-1 IL-17
Fibroblast
Synovial fibroblast
MMP
TNF-α
IL-6
IL-8
TGF
Synovial exosomes
Pro-inflammatory cytokines
Promiscuous
(No function)
Private
Joint Reactive Ab
Immune Complex
Extracellular matrix degradation

Known targets of current therapeutics

TNF-a
IL-1

IL-6

B-cell activation
Plasma cell development

Other cytokines (GM-CSF) that use JAK-STAT signaling pathways

PD-1 agonist class has shown compelling POC

What are the unmet needs in RA?

- Sizeable number of patients not at RA disease activity targets
  - Especially targets that achieve remission (or better)
- Need to reset the immune system environment so that:
  - Treatment efficacy doesn't wane
  - Therapy will work in ALL RA patients regardless of disease heterogeneity
- Analogy: Think about the environment in which one lives
  - Phoenix: Keep the air conditioning running all summer to keep house cool. But if air-conditioning stops working, you're in trouble.
  - Move to San Diego: the climate outside controls the climate inside. Electricity bills will be much less because you won't need air conditioning.

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	**Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine**
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

PD-1+ T cells broadly impact multiple clinically validated drivers of RA pathogenesis



Lymph node
Synovium
Agonize and Deplete
APC
CD80/CD86 blocker
Naive T Cell
PD-1+ Teff
PD-1+ Teff
PD-1+ Teff
PD-1+ Tfh
IL-21
CXCL13
IL-17
IFN-γ
JAK inhibitors
Deplete
IL-17
IFN-γ
Activated Fibroblast
JAK inhibitors
TNF inhibitors
IL-6 inhibitors
JAK inhibitors
PD-1+ Tph
B cell
IL-21
CXCL13
Activated Macrophage
TNF
IL-1
IL-6
B cell depleters
Deplete
Plasma cell
Autoantibodies (eg, α-CCP)
Immune complexes
Rheumatoid factor

>80% of T cells in RA synovium are PD-1+

- Similar findings are observed in treatment naïve and biologic experienced patients

Adapted from Aletaha and Smolen, JAMA, 2018

PD-1^{high} Tph cells are elevated in RA synovium and secrete cytokines driving autoantibody production


Peripheral blood[1]
% of memory CD4+ T cells
10
8
6
4
2
0
PD-1 high Tph Healthy Controls
PD-1 high Tph Rheumatoid Arthritis


Synovium[1]
% of memory CD4+ T cells
45
40
35
30
25
20
15
10
5
0
PD-1 high Tph Osteoarthritis Control
PD-1 high Tph Rheumatoid Arthritis


Cytokine gene expression from synovial cells[2]
IL-21
CXCL13
Relative expression to housekeeping gene
2^0
2^-5
2^-10
2^-15
2^-20
2^5
PD-1 neg T cells
PD-1 high Tph cells

Reduction of plasma cell generation results in reduced autoantibody levels which contribute to synovial inflammation and damage

1. Adapted from Murray-Brown et al, RMC Open, 2022. 2.Adapted from Rao et al, Nature, 2017, $p<0.001$. RT-PCR data gene from isolated and sorted RA synovial cells normalized to RPL13A housekeeping gene

PD-1 agonism overcomes synovial heterogeneity challenges given broad overlap with key disease subtypes

RA immune cells cluster into 18 different subtypes

Single cell RNA-Seq data from synovium



Plasmablasts
Fibroblasts
Monocytes
B cells
T cells
tSNE2
tSNE1

Individual patients differ in their composition of each cellular cluster

Leukocyte-rich RA



Proportion of cluster per cell type
100%
75%
50%
25%
0%
Donors
T cells
SC-T1
SC-T2
SC-T3
SC-T4
SC-T5
SC-T6
B cells
SC-B1
SC-B2
SC-B3
SC-B4

Therapeutics with more narrow mechanisms of action would not target most disease subtypes

From Accelerated Medicines Partnership (AMP) Consortium, Nat Immunol, 2019.

PD-1 agonist class is clinically validated in RA with compelling proof of mechanism



CDAI – b/tsDMARD-Naïve
LSM Change From Baseline
0
-10
-20
-30
**
0
2
4
8
12
Weeks



CDAI – b/tsDMARD-Experienced
LSM Change From Baseline
0
-10
-20
-30
*
0
2
4
8
12
Weeks



CDAI response (naïve + experience) sustained through ~6 months
Change From Baseline
0
-10
-20
-30
-40
12
14
16
20
24
Weeks
Placebo
Peresolimab 300mg
Peresolimab 700mg

PD-1 agonist emerging profile: Peresolimab 98 patient placebo-controlled P2a study

- No safety signal
- Consistent efficacy across biologic-naïve and biologic-experienced patients
- Week 14 efficacy sustained through 6 months

Tuttle, J. EULAR 2023, Week 14-Week 24 data estimated from peresolimab (PD-1 agonist) 2022 ACR presentation; CDAI=Clinical disease activity index. Sample size for top two charts: placebo n=24; peresolimab 300mg n=25 and peresolimab 700mg n=49. In bottom graph, placebo n=11, peresolimab 300mg n=12 and peresolimab 700mg n=18.

Rosnilimab's potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that cause joint damage



Depletion of PD-1high T cells
% PD-1High T cells (normalized to isotype)
100
75
50
25
0
*
***
****
Clinical range
0
0.1
1
10
100
Antibody (nM)
Inhibition of Tfh/Tph chemokine
% CXCL13 secretion (normalized to isotype)
*
*
Clinical range
Isotype control
Lilly PD-1 agonist
Rosnilimab
Inhibition of T cell proliferation
% Proliferating PD-1+ T cells (normalized to isotype)
**
****
Clinical range
Inhibition of inflammatory cytokine1
% TNFα secretion (normalized to isotype)
125
**
Clinical range

Anti-CD3+ anti-CD28 stimulation of RA patient PBMCs for assessment of depletion and agonism MOA, representative data from N=8 donors

Two-way ANOVA, Tukey's multiple comparison test. ****P<0.0001, ***p<0.001, **p<0.01, *p<0.05.

[1]TNFα secretion measured in anti-CD3+ anti-CD28 stimulation of purified DC+T cells from N=4 healthy donors.

Rosnilimab depletes and agonizes PD-1+ T cells broadly impacting multiple drivers of RA pathogenesis

PD-1 agonism overcomes synovial heterogeneity challenges given broad overlap with key disease subtypes

>80% of T cells in RA synovium are PD-1+, including PD-1^{high} Tph cells which secrete cytokines driving autoantibody production

PD-1 agonist class is clinically validated in RA with consistent efficacy across biologic-naïve and biologic-experienced patients sustained over 6 months

Preclinical data support rosnilimab's potent immunologic outcomes

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	**Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai**
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

Ulcerative Colitis:
Disease pathogenesis, treatment landscape, unmet need

Bruce E. Sands, MD, MS
Chief of the Dr. Henry D. Janowitz Division of Gastroenterology
Dr. Burrill B. Crohn Professor of Medicine
Icahn School of Medicine at Mount Sinai
Mount Sinai Hospital
Mount Sinai Health System
New York, USA

Mount Sinai

Disclosure of potential conflicts of interest

Financial support for research	Janssen
Consultancy	Abbvie, Abivax, Aclaris Therapeutics, Adiso Therapeutics, Agomab Therapeutics, Alfasigma, Alimentiv, Amgen, AMT, AnaptysBio, Arena Pharmaceuticals, Artizan Biosciences, Artugen Therapeutics, AstraZeneca, Bacainn Therapeutics, Boehringer-Ingelheim, Bristol Myers Squibb, Celltrion, Connect Biopharm, CytoKi Pharma, EcoR1 Capital, Eli Lilly and Company, Entera, Enthera, Equilium, Ferring Pharmaceuticals, Fresenius Kabi, Galapagos, Genentech, Gilead Sciences, Glaxo SmithKline, GossamerBio, Imhotex, Immunic, Immunyx Pharma, Index Pharmaceuticals, Janssen, Johnson & Johnson, Kallyope, Kyowa Kirin, Lilly, Merck & Co., Microbiotica, Morphic Therapeutic, MRM Health, Pfizer, Progenity (Biora Therapeutics), Prometheus Biosciences, Prometheus Laboratories, Protagonist Therapeutics, Shire, Sun Pharma, Takeda, Target RWE, Teva Branded Pharmaceutical Products R&D, Theravance Biopharma, VectivBio, Ventyx Biosciences
Stock and Stock Options	Ventyx Biosciences

Endoscopy findings of ulcerative colitis



Normal Colon

Total Mayo Clinic Score = SF + RB + MES + PGA



Stool Frequency (SF)
0 = Normal for the patient
1 = 1-2 stools/day in addition to the usual
2 = 3-4 stools/day in addition to the usual
3 = >5 stools/day beyond the usual

Rectal Bleeding (RB)
0 = No Blood
1 = Blood streaks in less the half of evacuations
2 = Evidence of fresh blood in most of the evacuations
3 = Bowel movements with fresh blood

Mayo Endoscopic Subscore (MES)
0 = Normal/inactive
1 = Mild disease (erythema, decreased vascular pattern)
2 = Moderate disease (marked erythema, loss of vascular pattern, erosions)
3 = Severe disease (spontaneous bleeding, ulcerations)

Physician's Global Assessment (PGA)
0 = Normal
1 = Mild disease
2 = Moderate disease
3 = Severe disease

Schroeder et al NEJM 1987
Images courtesy of Dr. Jerome Waye

UC has high impact on patient lives in U.S.

~1.5 million with UC in the U.S.

Proportion of patients who feel their condition was controlling their lives



UC (n=451)
53%*
Asthma (n=305)
19%
Migraine (n=305)
37%
RA (n=309)
44%
0
25
50
75
Proportion of patients (%)

*$p<0.05$ vs other chronic conditions

Psychological Impact of UC



Proportion of patients (%)
100
75
50
25
0
84%*
82%
70%
62%
Worry about long-term effects
Making life more stressful
Feel embarrassed
Sometimes or always feel depressed

Internet survey designed to assess a variety of disease impact indices

Rubin DT, et al Dig Dis Sci 2010

UC clinical presentation driven by activation of T effector cells, inflammatory cytokines and failure of regulatory mechanisms



Phase I:
pre-disease stage
Phase II:
acute intestinal inflammation
Phase III:
chronicity or resolution
Phase IV:
tissue destruction and complications
Genetic factors
• Antimicrobial peptides
• Autophagy
• Handling of bacteria
• Chemokines
• Cytokines
Environmental factors
• Microorganisms
• Diet
• Infections
• Stress
• NSAIDs
• Appendectomy
• Smoking
• Antibiotics
Initiating triggers
Bacteria
Impaired barrier function
Microbial product
Translocation of microbial products
Immune cell activation
Production of pro-inflammatory mediators
Failure of regulatory mechanisms
T_{Reg} cell
Macrophage
Effector T cell
Activation of effector cells
Chronic inflammation
Fibrosis, stenosis, abscess, fistula, cancer and extra-intestinal manifestations

Neurath, Nat Rev Immunol 2014

Increased understanding of IBD pathogenesis has led to the emergence of biologics and advanced therapies[1,2]



Vedolizumab (IV; SC approved in 2020)
Anti-integrin
Infliximab (IV)
Anti-TNF
Adalimumab (SC)
Anti-TNF
Ustekinumab (IV/SC†)
Anti-IL-12/23
Risankizumab (IV/SC†)
Anti-IL-23 p19
CD (US)
CD (EU)
UC
CD
UC
CD
UC
CD
UC
CD
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
CD
UC
UC
UC
UC
Pre-1988 (US)/2003 (EU):
Conventional therapies*
Certolizumab pegol (SC; US only)
Anti-TNF
Natalizumab (IV; US only)
Anti-integrin
Golimumab (SC)
Anti-TNF
Tofacitinib (oral)
JAKi
Ozanimod (oral)
S1P agonist
Filgotinib (oral; EU only)
Upadaticinib (oral)
JAKi's
Emerging therapies[3,4]
Anti-IL-23 p19s: Mirikizumab, guselkumab
S1P modulator: Estrasimod

Last updated 16 December 2022. All approval dates reflect US Food and Drug Administration approval and European Medicines Agency/European Commission approval dates, unless otherwise stated.
*Conventional therapies include 5-aminosalicylic acid, steroids (prednisone/budesonide) and immunosuppressants ;†IV induction and SC maintenance
CD, Crohn's disease; IBD, inflammatory bowel disease; IL, interleukin; IV, intravenous; JAKi, janus kinase inhibitor; S1P, sphingosine 1-phosphate; SC, subcutaneous; TNF, tumour necrosis factor; UC, ulcerative colitis

1. Adegbola SO, et al. Int J Mol Sci 2018;19:2244; 2. Juillerat P, et al. Curr Res Pharmacol Drug Discov 2022;3:100104; 3. Vieujean S, et al. United European Gastroenterol J 2022; online ahead of print (doi: 10.1002/ueg2.12305); 4. Grossberg LB, et al. Aliment Pharmacol Ther 2022;55:789–804; see slide notes for references supporting drug approval dates

Anti-TNFs are considered the cornerstone of IBD treatment, including UC, but not all patients respond to treatment and many others lose response over time

Treatment response rates with infliximab and adalimumab in CD[1,2]



Sustained clinical response (%)
100
80
60
40
20
0
0
3
12
24
Time (Months)
Up to ~30% of patients do not respond to induction therapy
~23–46% of patients lose response within the first year of treatment
~13–24% annual loss of response in the following years
Primary non-response
Secondary non-response

Data more limited for UC; however, in Phase 3 trials, primary non-response rates with infliximab were ~30–40%, and more than half of initial responders lost response to treatment in the first year[3]

CD, Crohn's disease; IBD, inflammatory bowel disease; TNF, tumour necrosis factor; UC, ulcerative colitis

1. Roda G, et al. Clin Transl Gastroenterol 2016;7:e135; 2. Ben-Horin S, Chowers Y. Aliment Pharmacol Ther 2011;33:987–95; 3. Rutgeerts P, et al. N Engl J Med 2005;353:2462–77

Targeting multiple mechanisms provides opportunity to break through efficacy ceiling in moderate to severe UC

VEGA: Golimumab vs Guselkumab vs Combination


Clinical remission at Week 12
Mayo Stool Frequency Subscore of 0 or 1 and Not Increased from Baseline, a Rectal Bleeding Subscore of 0, and an Endoscopy Subscore of 0 or 1 with No Friability Present on the Endoscopy
Δ = 21.6%a
Nominal P=0.007b
Δ = 22.5%a
Nominal P=0.005b
Percent (80% CIc) of Patients (%)
100
80
60
40
20
0
25.0%
23.9%
46.5%
18/72
17/71
33/71
GOL
GUS
COMBO

Sands BE, et al. European Crohn's & Colitis Organization Congress; Feb 19, 2022; Virtual.

PD-1 mediated T cell exhaustion is associated with reduced flares in numerous autoimmune diseases


AAV
Exhaustion signature
SATB1
4-1BB
PDCD1
CTLA4
Acute
Exhausted
P = 0.007
Flare-free survival (%)
100
50
0
Exhausted
Acute
0
1,000
2,000
Follow up (days)
SLE
Exhaustion signature
SATB1
PDCD1
CTLA4
4-1BB
Acute
Exhausted
P = 0.0002
Flare-free survival (%)
Exhausted
Acute
Follow up (days)
IBD
Exhaustion signature
CTLA4
4-1BB
SATB1
PDCD1
Acute
Exhausted
P = 0.02
Flare-free survival (%)
Exhausted
Acute
0
400
800
Follow up (days)
Reduced gene expression from baseline
Elevated gene expression from baseline

Exhaustion can be induced through agonism of PD-1 inhibitory receptor

McKinney et al, Nature 2015

Novel subset of T cells (T follicular helper cells) expanded in UC that may direct the B cell response

nature medicine
ARTICLES
https://doi.org/10.1038/s41591-022-01680-y
Check for updates

Ulcerative colitis is characterized by a plasmablast-skewed humoral response associated with disease activity

Mathieu Uzzan, Jerome C. Martin, Luka Mesin, Alexandra E. Livanos, Tomas Castro-Dopico, Ruiqi Huang, Francesca Petralia, Giuliana Magri, Shashi Kumar, Qing Zhao, Adam K. Rosenstein, Minami Tokuyama, Keshav Sharma, Ryan Ungaro, Roman Kosoy, Divya Jha, Jeremy Fischer, Harpriya Singh, Mary E. Keir, Nandhini Ramamoorthi, William E. O' Gorman, Benjamin L. Cohen, Adeeb Rahman, Francesca Cossarini, Akihiro Seki, Louise Leyre, Sonia Tejedor Vaquero, Sakteesh Gurunathan, Emilie K. Grasset, Bojan Losic, Marla Dubinsky, Alexander J. Greenstein, Zoe Gottlieb, Peter Legnani, James George, Haritz Irizar, Aleksandar Stojmirovic, Carrie Brodmerkel, Andrew Kasarkis, Bruce E. Sands, Glaucia Furtado, Sergio A. Lira, Zewen K. Tuong, Huaibin M. Ko, Andrea Cerutti, Charles O. Elson, Menna R. Clatworthy, Miriam Merad, Mayte Suárez-Fariñas, Carmen Argmann, Jason A. Hackney, Gabriel D. Victora, Gwendalyn J. Randolph, Ephraim Kenigsberg, Jean Frederic Colombel and Saurabh Mehandru

A novel population of CXCL13+ Tfh-like cells is identified in the UC colon

A subset of T cells, T follicular helper cells (Tfh) 'help' with B cell responses


T FH
B cell
CD40-L
CD40
IL-21R
IL-21

- Tfh/Tph cells significantly increased in active UC patients compared with stable remission UC patients and healthy controls
- Mayo Clinic Score, erythrocyte sedimentation rate, C-reactive protein all positively correlated with frequency of circulating Tfh cells in UC
- Tfh cells in germinal center increased in UC compared with controls
- Level of Tfh cells positively correlated with circulating new memory B cells, plasmablasts, serum IgG, IL-4, IL-21

Tfh/Tph cells express programmed death 1 (PD-1), CXC chemokine receptor 5 (CXCR5), inducible costimulatory molecule (ICOS), and B cell lymphoma 6 (BCL-6) and produce IL-21

Tfh/Tph = T follicular helper and T peripheral helper cells

Summary: Ulcerative Colitis

- High impact disease
  - High personal and economic impacts
  - Rising rates, globally
- Significant therapeutic limitations
  - Safety (anti-TNFs, JAK inhibitors)
  - Limited efficacy in achieving and maintaining remission
- Targeting multiple mechanisms provides opportunity to break through efficacy ceiling
- PD-1 pathway implicated in immune mediated disease, including UC
  - Therapies impacting T effector cells have been proven efficacious
  - PD-1+ Tfh/Tph cells expand in UC that may direct the B cell response
- PD-1 agonism has potential as a novel MOA for treatment of UC, with strong pre-clinical rationale

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	**Martin Dahl, Ph.D.**
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

PD-1+ T cell activation broadly impacts multiple clinically validated drivers of UC pathogenesis

>40% of T cells in lamina propria in UC are PD-1+



IL-23 antagonists
IL-23
Teff
Deplete and agonize
Barrier disruption
TNFα
IFNγ
TL1A
Teff
Teff
Tph
IL-21
TL1A antagonists
JAK antagonists
Lamina Propria
B cells
IgG
IgG
CXCL13
IL-21
Tph
E-cadherin
Anti-integrins
αEβ7
T cells
S1PR modulators
Teff
T_{Eff}
Lymph node
MAdCAM-1
α4β7
T cells
Anti-integrins
Circulation
Agonize
Deplete and agonize

Adapted from Gastroenterology & Hepatology Volume 18, Issue 8 August 2022.

PD-1+ T cells are elevated and dysregulated in UC

~40% of T cells are PD-1+ in UC lamina propria



T cells (CD3+)
PD-1+
Ulcerative colitis:
Lamina propria



Healthy
UC
PD-1
5%
95%
43%
57%
CD3
CD3

Similar dysregulation of PD-1 pathway genes between RA and UC



Nivolumab-induced genes
GSVA Enrichment Score
0.5
0.0
-0.5
*
Healthy joint
RA synovium
Healthy colon
UC colon

Guo et al, PLoS One. 2018; 13(2): e0192704; Nivolumab signature gene set containing ~100 genes induced by the anti-PD-1 antagonist therapeutic in TME of cancer patients was used for GSVA (gene set variation analysis) in synovial tissue biopsy samples of patients with RA. We performed the same analysis from UC biopsy tissue by utilizing available published data. * P<0.05

Reduction of elevated PD-1^{high} Tph cells in both UC colon and periphery correlates with remission

PD-1^{high} Tph cells are elevated



0.001
0.60
0.004
40
30
20
10
0
% PD-1 high Tph cells
HC
Non-inflamed UC
Inflamed UC

PD-1^{high} Tph cells are reduced with remission



ns
***
***
10
8
6
4
2
0
% PD-1 high Tph cells
Ctr
Active
Remission



P<0.001
5
4
3
2
1
0
% PD-1 high Tph cells
Percentages of Tph(%)
Active (before treatment)
Stable remission (after treatment)

Reduction of plasma cell generation & autoantibody levels, including anti-microbial IgG antibodies contributing to colonic inflammation and barrier disruption

PD-1^{high} Tph cells defined by CD3+CD4+CD45RA-PD-1+TIGIT+ICOS+CXCR5-). Long et al, Immunology Letters 233 (2021) 2-10., Rao et al, Nature, 2017. *** $p<0.001$

Prophylactic or therapeutic dosing of PD-1 agonists induce and maintain remission in murine models

Prophylactic dosing of HM226 PD-1 agonist induce and maintain remission from colitis



Biweekly dosing
from day 0
Body weight (%)
120
100
80
0
HM226
ctrl Ab
P < 0.05
0
20
40
60

Therapeutic dosing of rosnilimab induce and maintain remission from colitis



Biweekly dosing
from day 21
Body weight (%)
120
110
100
90
0
Rosnilimab
Isotype
p<0.05
0
20
40
60

Rosnilimab and HM226 bind to the membrane proximal "epitope 7" of PD-1 that contributes to maximal PD-1 agonism. Rosnilimab formatted to mIgG2a to mediate effector function in mice. Suzuki et al., Sci. Immunol. 8, eadd4947 (2023).

Rosnilimab's potent depletion and agonism reduces T cell proliferation and inflammatory cytokines that disrupt barrier function

Depletion of PD-1^{high} T cells



% PD-1High T cells
(normalized to isotype)
100
75
50
25
0
0
0.1
1
10
100
Antibody (nM)
Clinical range

Inhibition of Tfh/Tph cytokine



% CXCL13 & IL-21
(normalized to isotype)
100
75
50
25
0
CXCL13
IL-21
Clinical range
0
0.1
1
10
100
Antibody (nM)

Isotype control
Rosnilimab
(N=6 UC patients)

Inhibition of T cell proliferation



% Proliferating PD-1+ T cells
(normalized to isotype)
100
75
50
25
0
Clinical range
0
0.1
1
10
100
Antibody (nM)

Inhibition of inflammatory cytokine



% IFNγ secretion
(normalized to isotype)
100
75
50
25
0
Clinical range
0
0.1
1
10
100
Antibody (nM)

Anti-CD3 + anti-CD28 stimulation of UC patient PBMCs for assessment of depletion and agonism MOA, representative data from N=6 donors.

Rosnilimab depletes and agonizes PD-1+ T cells broadly impacting multiple drivers of UC pathogenesis

>40% of T cells in UC lamina propria are PD-1+, including PD-1^{high} Tph cells which inversely correlate with disease remission

PD-1 agonists induce and maintain remission from colitis in murine models

Preclinical data support rosnilimab's potent immunologic outcomes

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice President, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	**Paul Lizzul, M.D., Ph.D. Chief Medical Officer**
Market opportunity and closing remarks	Dan Faga
Q&A	AnaptysBio

Rosnilimab, and overall PD-1 agonist class, well-tolerated with no dose limiting tox observed to date

Rosnilimab Phase 1: 144 healthy volunteers (HV) in SAD and MAD cohorts

- Supports monthly SC dosing
- Favorable safety and tolerability
  - No SAEs related to rosnilimab[1]
  - No carcinogenic events observed
  - No infection risk signal

PD-1 agonist class: consistent tolerability profile to date

- Competitor PD-1 programs no carcinogenic events or infection risk signal
- >100+ RA patients treated with Lilly PD-1 agonist (highest dose of 700 mg IV over 6 months) showed tolerable profile[2]

Abatacept, targeting all T cells, has not shown clinically relevant carcinogenic increases in decades of commercial use

SAD=Single ascending dose; MAD=Multiple ascending doses; RO=Receptor occupancy; PK=Pharmakokinetics, SC = subcutaneous.

1. MAD cohort no SAEs; SAD cohorts 2 SAEs unrelated to rosnilimab as follows: Obstructive pancreatitis occurred in a placebo subject and Coronavirus infection occurred in drug 400 mg SC cohort on Day 24 until Day 31; participant recovered and discontinued from the study, and AE was deemed unrelated to rosnilimab.
2. Lilly peresolimab Phase 2 data in RA, published in NEJM (A Phase 2 Trial of Peresolimab for Adults with Rheumatoid Arthritis | NEJM).

Rosnilimab P2a in alopecia areata (AA) for Q4W SC dosing for 6 months was well tolerated with no significant safety signals

TEAE summary	Rosnilimab 400 mg (N=33)	Placebo (N=18)	All participants (N=51)
Participant with at least one TEAE	21 (63.6)	12 (66.7)	33 (64.7)
Related	6 (18.2)	3 (16.7)	9 (17.6)
Participant with at least one serious TEAE	1 (3.0)	1 (5.6)	2 (3.9)
Related	0	0	0
TEAE leading to treatment discontinuation	0	0	0
TEAE leading to study withdrawal	0	0	0
TEAE leading to death	0	0	0
Participant with at least one severe TEAE	1 (3.0)	0	1 (2.0)
Related	0	0	0

Top five TEAEs in more than 1 participant	Rosnilimab 400 mg (N=33)	Placebo (N=18)	All participants (N=51)
Infections (SOC)	12 (36.4)	11 (61.1)	23 (45.1)
COVID-19	7 (21.2)	2 (11.1)	9 (17.6)
Urinary tract infection	1 (3.0)	4 (22.2)	5 (9.8)
Arthralgia	2 (6.1)	1 (5.6)	3 (5.9)
Localized infection	1 (3.0)	2 (11.1)	3 (5.9)
Nasopharyngitis	1 (3.0)	2 (11.1)	3 (5.9)

TEAE=Treatment emergent adverse event. Serious TEAEs: SAE for Placebo (n=1) of intestinal obstruction (designated unrelated); SAE for Rosnilimab (n=1) patient reported an unconfirmed MI (designated unrelated) and same event was designated severe AE.

Potent and sustained reduction in peripheral PD-1+ T cells for >30 days across P1 HV and P2a AA studies

Rosnilimab P1 healthy volunteers



Cell Count (Percent Change from Baseline)
20
0
-20
-40
-60
-80
-100
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85
Day

Rosnilimab P2a AA patients



Cell Count (Percent Change from Baseline)
20
0
-20
-40
-60
-80
-100
0 15 30 45 60 75 90 105 120 135 150 165 180 195 210 225
Day
Treg
Total T cells
PD-1+ T cells
PD-1high T cells
Dosing

Consistent PD-1+ T cell effect

- >90% reduction of PD-1^{high} T cells
- >50% reduction of PD-1+ T cells

Overall T cell composition in less activated state

- Positive bias to Treg ratio

AA patients are in a low systemic inflammatory state

- Represented by no significant increase in peripheral PD-1+ T cells relative to healthy controls

AA=Alopecia Areata; Results shown from 400mg subcutaneous dose (single dose in healthy and monthly dose in AA).

PD-1 agonist MOA is not the right approach to treat AA given essentially undetectable PD-1+ cells at hair follicle

Representative IHC staining of scalp biopsy samples at baseline[1]


CD3+ T cells
PD1+ T cells
Hair follicle with CD3+ T cells
Hair follicle: Absence of PD-1+ staining T cells at the site of pathology

PD-1+ cells undetectable at hair follicle (site of clinical pathology)

- Only ~10-15% of T cells were PD-1+ in skin overall
- Non-localized and scattered throughout layers of skin

Rosnilimab "proof of mechanism" observed in skin

- Reduction in PD-1+ T cells
- Reduction in T cell activation markers and increase in Tregs

Targeting PD-1+ cells is not the right therapeutic approach for AA

- Re-entry of hair into the anagen growth phase may also be independent of inflammation

1.Panels are generally representative of all biopsies. Red coloring represents CD3+ or PD-1+ T cells. While T cell infiltrate was seen at selected hair follicles, these cells were not PD-1+. When seen, the "rare" PD-1+ cells were scattered at dermal-epidermal junction away from site of disease pathology.

Rosnilimab Phase 2b in moderate-to-severe RA

Initiated Q3 2023; Top-line data mid-2025



Screening Period (up to 35 days)
Blinded Placebo-Controlled Treatment Period (12 weeks)
Blinded All-Active Treatment Period (16 weeks)
Follow-Up Period (10 weeks)
Primary Statistical Analysis
Final Statistical Analysis
N = 420 Randomize 1:1:1:1
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Rosnilimab SC Dose 3
Placebo SC
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Rosnilimab SC Dose 3
Dosing SC Q2wk or Q4wk
Active Eligibility Visit*
*Blinded study drug treatment will continue for active treatment group subjects that achieve Clinical Disease Activity Index (CDAI) low disease activity (CDAI ≤10)
Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38
Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 FUV1 FUV2 FUV3
Dosing
Top-line Data
EOT
EOS

Patient population		• Adults with moderate-to-severe rheumatoid arthritis, >=6 TJC and SJC • Positive RF or CCP • Includes both MTX-IR and b/tsDMARD experienced patients (~50% b/tsDMARD experienced) • IR or intolerance to < 3 classes of b/ts DMARD
Endpoints	Primary	• Mean change from Baseline in DAS28-CRP at Week 12
	Secondary	• ACR20/50/70 • CDAI ≤ 10 (low disease) and ≤ 2.8 (remission) • DAS28-CRP ≤ 3.2 (low disease); DAS28-CRP ≤ 2.6 (remission)
Exploratory endpoints		• Mean change from Baseline in synovial and peripheral biomarkers

Rosnilimab Phase 2 in moderate-to-severe UC

Initiating Q4 2023; Top-line data H1 2026


Screening Period (up to 35 days)
Blinded Placebo-Controlled Treatment Period (12 weeks)
Blinded All-Active Treatment Period (12 weeks)
Follow-Up Period (10 weeks)
Primary Statistical Analysis
Final Statistical Analysis
Placebo Nonresponders
N = 132 Randomize 1:1:1
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Placebo SC
Rosnilimab SC Dose 1
Rosnilimab SC Dose 2
Placebo Responders
Assess placebo mMS clinical response at Week 12
Dosing: SC Q2wk or Q4wk
Active Eligibility Visit
Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34
Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 V17
Dosing
Top-line Data
EOT
EOS

Patient population		• Adults with moderate-to-severe ulcerative colitis • Inadequate response to, loss of response to, or intolerance to as least 1 conventional or advanced UC therapy (~50% advanced UC therapy experienced)
Endpoints	Primary	• Mean change from Baseline in modified Mayo Score (mMS) at Week 12
	Secondary	• Clinical remission on mMS • Clinical response on mMS • Endoscopic remission • Mucosal healing
Exploratory endpoints		• Mean change from Baseline in colonic tissue and peripheral biomarkers

Robust translational plans explore predictive markers of treatment response in RA and UC and inform future indications


• Profile agonism and depletion mechanisms
• Tissue vs peripheral PD-1+ T cell depletion
Peripheral and tissue PD
• Impact on immune activation and agonism markers
• UC and RA disease biomarkers
• Map immune changes to future indications
Breakthrough results and innovative clinical approaches
• Precision medicine approaches
Predictive markers
Immunologic profiling

Rosnilimab is potential best-in-class in RA and first-in-class in UC

Rosnilimab was well tolerated in clinical studies with no significant safety signals while demonstrating potent and sustained reduction in peripheral PD-1+ T cells for >30 days

PD-1+ T cells are elevated in inflamed tissue and periphery in RA and UC

Global Phase 2b trial initiated in moderate-to-severe RA with top-line data expected mid:25

Global Phase 2 trial in moderate-to-severe UC initiating Q4:23 with top-line data expected 1H:26

Agenda

TOPIC	SPEAKER
Rosnilimab: a best-in-class PD-1 agonist	Dan Faga Chief Executive Officer
MOA and differentiation	Martin Dahl, Ph.D. Senior Vice President, Research
Rosnilimab in RA	
Unmet patient needs and opportunity for PD-1 agonists	Jonathan Graf, M.D. Professor, Medicine University of California, San Francisco
Targeting RA with rosnilimab and translational data	Cailin Sibley, M.D., MHS, FACR Vice president, Translational Medicine
Rosnilimab in UC	
Unmet patient needs, disease biology, and rationale for PD-1 agonist in UC	Bruce Sands, M.D., M.S. Professor and Chief, Gastroenterology Icahn School of Medicine, Mount Sinai
Targeting UC with rosnilimab and translational data	Martin Dahl, Ph.D.
PD-1 safety data and Phase 2 development plans in RA and UC	Paul Lizzul, M.D., Ph.D. Chief Medical Officer
Market opportunity and closing remarks	**Dan Faga**
Q&A	AnaptysBio

Substantial opportunity for new class of biologics with differentiated outcomes in RA

U.S. "biologic experienced" RA prevalence[1,3,4]



1 million
Treated with biologics and JAKs (b/tsDMARDs)
~500,000
2L+
(e.g. TNF-class insufficient responders)
>100,000
Salvage
(do not achieve LDA on any treatment)

>$10bn U.S. sales in "post TNF" market (2021)[2]

Fragmented market

- Lack of established SOC
- No new therapeutic class launched since 2012 *(JAK inhibitors: Xeljanz)*

PD-1 agonist: Significant potential to differentiate from insufficient SOC

- Deeper responses
- Broader patient population: consistent response across lines of therapy
- Restore immune balance
- Emerging profile allows potential for combinations in future

1. Claims analysis to determine market size based on 5 years of claims history; 2. Evaluate Pharma; 3. b/tsDMARD – biologic/targeted synthetic disease modifying antirheumatic drug, 2L – 2nd line; 4. Anaptys market research 2022

PD-1 agonist class has shown commercially meaningful outcomes (ACR50 and ACR70) regardless of prior treatment



MTX-IR Patients
TNF-IR Patients
Absolute scores at Week 12[1,2]
% ACR50
60%
45%
30%
15%
0%
Lilly PD-1 agonist ACR50 week 14: 57%[3]
45%
31%
32%
30%
34%
22%
18%
23%
Efficacy is reduced in TNF-IR pts in approved RA classes
RINVOQ upadacitinib
ACTEMRA tocilizumab
ORENCIA (abatacept)
HUMIRA adalimumab
Rituxan Rituximab
% ACR 70
Lilly PD-1 agonist ACR70 week 14: 35%[3]
25%
13%
13%
11%
12%
8%
6%
7%

1. Phase 3 registrational data from product labels; 15mg dose for upadacitinib in STUDY V 2. Tocilizumab (8mg/kg dose); Smolen J (2008) The Lancet Vol 371: 987-997; Emery, P. (2008) ARD 67(11): 1516-1523; Adalimumab; Keystone E (2004) Arthritis & Rheumatism Vol 50 #5:1400-1411; Rituximab; Cohen S (2006) Arthritis & Rheumatism Vol 54 #9: 2793-2806 3. Tuttle, J. (2023) NEJM;388:1853-62. Note patient population is 63% MTX-IR, 37% b/tsDMARD-IR; Similar efficacy was observed regardless of prior b/tsDMARD use.

Substantial opportunity for new class of biologics with differentiated outcomes in moderate and severe UC

U.S. moderate-to-severe UC prevalence[1]


~200,000
5-ASA refractory;
treated with targeted therapies
~100,000
treated with
non-TNF
targeted
therapies

>$6.5bn US sales in "non-TNF" market (2028)[2]

- UC prevalence growing faster than population

Fragmented market

- Severe: No clear choice after TNF failure
- Moderate: balance convenience and safety

PD-1 agonist: Significant potential to differentiate from insufficient SOC

- Deeper responses: induction and/or maintenance
- Broader patient population: TNF-refractory
- Restore immune balance
- Emerging profile allows potential for combinations in future

1. Yu H (2018) Aliment Pharmacol Ther. 2018 Feb;47(3):364-370. doi: 10.1111/apt.14430; 2. Evaluate Pharma;
Note: Targeted therapy – biologic/targeted small molecule drug, 2L – 2nd line

UC lacks highly effective treatment options to induce and maintain clinical remission

Following remission on induction therapy, one third to one half of patients relapse within 1 year



Induction of Clinical Remission[1,2,3,4]
Drug
Placebo
Induction of Clinical Remission (%)
50
45
40
35
30
25
20
15
10
5
0
1st line treatment of choice in severe patients
1st line treatments of choice in moderate patients
Week 8
Week 8
Week 14
Week 12
Week 8
Week 10
Week 6
Week 8
Remicade
RINVOQ
RVT-3101 (All comers)
PRA023 (All comers)
Stelara
ZEPOSIA
Entyvio
HUMIRA
Approved therapies
TL1A therapies (Phase 2)

1. Phase 3 registrational data from product labels; 2 Prometheus Bioscience corp. presentation Mar 2023; 3. Roivant corp presentation Jan 2023: 4. Remission measured using modified Mayo Score, except for Remicade, Humira and Entyvio which used full Mayo Score

Rosnilimab targets PD-1+ T cells broadly impacting pathogenic drivers of autoimmune & inflammatory diseases

PD-1 agonists deplete and agonize PD-1+ T cells, in both inflamed tissue and the periphery

Rosnilimab, a best-in-class PD-1 agonist, reduces T cell migration, proliferation & cytokine secretion and reduces plasma cell generation & autoantibody levels

Translational and clinical data support rosnilimab's potential for deep responses across heterogenous patient populations while restoring immune balance in RA and UC

RA: global Phase 2b trial initiated Q3:23 with top-line data mid:25
UC: global Phase 2 trial initiating Q4:23 with top-line data H1:26